UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  August 4, 2016

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 4, 2016, at the Annual Meeting (as defined below) of Plantronics, Inc. ("Company"), the Company's stockholders approved an amendment to the Company's 2002 Employee Stock Purchase Plan ("ESPP") increasing the number of shares of common stock issuable thereunder by 300,000.
A copy of the ESPP, as amended and restated is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's 2016 Annual Meeting of Stockholders ("Annual Meeting") was held on August 4, 2016. At the Annual Meeting, 33,329,646 shares of common stock of the Company were present in person or by proxy.
At the Annual Meeting, the Company's stockholders voted on the following proposals: (1) elect eight directors; (2) approve an amendment to the Company's 2002 Employee Stock Purchase Plan ("ESPP") increasing the number of shares of common stock issuable thereunder by 300,000; (3) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2017; and (4) approve, on an advisory basis, the compensation of the Company's named executive officers.
The results of the voting were as follows:
Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes

Marv Tseu	28,082,863	350,723	39,251	2,047,611
Ken Kannappan	28,307,550	145,357	19,930	2,047,611
Brian Dexheimer	28,225,461	202,258	45,118	2,047,611
Robert Hagerty	28,413,810	12,427	46,600	2,047,611
Gregg Hammann	28,031,369	395,877	45,591	2,047,611
John Hart	28,211,482	147,976	113,379	2,047,611
Maria Martinez	28,379,057	52,432	41,348	2,047,611
Marshall Mohr	28,089,274	338,521	45,042	2,047,611

Proposal No. 2: The results of the vote to approve the amendment to the Company's ESPP were:

For	Against	Abstain	Broker Non-Votes
27,803,020	644,458	25,359	2,047,611

Proposal No. 3: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2017 were:

For	Against	Abstain	Broker Non-Votes
30,293,198	195,254	31,996	—

Proposal No. 4: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
25,946,692	2,509,438	16,707	2,047,611

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Exhibit Number	Description

10.1	Plantronics, Inc. 2002 Employee Stock Purchase Plan, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2016	PLANTRONICS, INC.

	By:	/s/ Richard R. Pickard
	Name:	Richard R. Pickard
	Title:	Vice President - Legal, General Counsel and Secretary